                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               Amendment No. 2 to
                                   FORM 8-K/A
                                     REPORT


                               FREEDOM SURF, INC.

          Nevada                                               88-0446457
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

           17011 Beach Blvd.,Suite 710
           Huntington Beach, CA                                  92648
(Address of Principal Executive Offices)                       (Zip Code)

                                 (714) 843-6633
                           (Issuer's Telephone Number)

          SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)

FORWARD LOOKING STATEMENTS

Freedom Surf, Inc., ("Freedom Surf, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            5

Item 4.  Changes in Registrant's Certifying Accountant                         5

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     6

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     5

Exhibit 1

Item 1.  Changes in Control of Registrant

Not Applicable

Item 2.  Acquisition or Disposition of Assets

The Company was organized August 2, 1997 (Date of Inception) under the laws of the State of Delaware, as Interstate Capital Corporation The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company. On or about November 17, 1999, the Company caused a Nevada corporation to be incorporated under the name of Freedom Surf, Inc., authorized to issued 20,000,000 shares of $.001 par value common stock, and 5,000,000 shares of $.001 par value preferred stock and merged with that Corporation, for the purpose of changing its domicile to Nevada, in accordance with Articles of Merger adopted on or about November 17, 1999, 1998.

On April 5, 1999, the Company completed a public offering that was exempt from federal registration pursuant to Regulation D, Rule 504 of the Securities Act of 1933 as amended. The Company sold 5,000,000 shares of Common Stock at a price of $.001 per share for a total amount raised of $5,000.00.

On or about December 10, 1999, the Company purchased certain assets valued at $5,180,000.00 issuing 969,000 common shares of its $.001 par value stock and assuming a long term liability in the amount of $335,000.00

Freedom Surf, Inc. ("FSI" or the "Company"), a Nevada corporation, was formed to enter into the surf apparel and accessory products market, and consolidate and manage an integrated network of companies in the surfing industry. The Company will also manufacture and market surf suits and surf accessory products.

Effective as of January 4, 2000, the Company acquired all of the issued and outstanding shares in Southern California Logo, Inc. (Sewcal Logo). The contract for the purchase of the corporation was executed on May 12, 2000 with an effective date of January 4, 2000. A copy of the Agreement is attached as an exhibit to this Report.

The terms of the sale were generally as follows:

Southern California Logo, Inc. was acquired through a structured acquisition all of the issued and outstanding shares in that corporation for 900,000 shares in Freedom Surf common stock valued for purposes of this acquisition at $2.1667 per share plus $800,000.00 in cash payable on or before July 15, 2000.

Sewcal employs around 60 persons and is a leading supplier of high quality promotional clothing to the film industry. Sewcal Logo has provided product for over 500 movies including The Rock, Armageddon, Top Gun, Terminator 1 and 2 and many other major films. Freedom Surf plans to continue producing film related products and expand the manufacturing facility to include manufacture of high quality surf and skate clothing products. As of January 2000 the company has secured contracts to manufacture product for major surf and skate brands. Sewcal Logo sales for 1999 exceeded $1.3 million. Sales in the first quarter 2000 are double that of the same period last year.

The Company continues the development of the "Freedom Wetsuit" brand, incorporating the company's proprietary stitch free technology. First run products have been developed and proven under real surf conditions and production of the suits is expected to begin in 2000 for Fall/Winter delivery. The Company purchased exclusive marketing rights to the "Stitchfree" manufacturing process.

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

Not Applicable

Item 6.  Resignation of Registrant's Directors

Not Applicable

Item 7.  Financial Statements and Exhibits

The 8-K Report, Amendment No. 1, filed on September 29, 2000 containing what purported to be audited Financial Statements were inadvertently filed without the auditor's signed opinion letter.

The public will please disregard the September 29, 2000 filing until the final version is filed.

Exhibits attached:

A copy of the following exhibits were attached to previous filings:

Exhibit 10-Copy of the Acquisition Agreement between Freedom Surf, Inc. and
           Southern California Logo, Inc.

Item 8.  Changes in Fiscal Year

Not Applicable

Item 9.  Change is Security Rating

Not Applicable


                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Freedom Surf, Inc.
                                  (Registrant)


Dated: October 24, 2000

/S/ Rick Songer
-----------------------------------
Rick Songer

Chief Executive Officer & Director